Direct cost of revenues	12 Months Ended
Mar. 31, 2022
Analysis of income and expense [abstract]
Direct cost of revenues	Direct cost of revenues

	2022	2021
	$	$

Subscription cost of revenue	72,192	31,756
Transaction-based cost of revenue	159,432	42,626
Hardware and other cost of revenue	45,575	19,677

Total direct cost of revenues	277,199	94,059
Subscription cost of revenue consists of support services provided by the Company to its customers and mostly consists of employee expenses and amounts paid to our third-party cloud service providers. Transaction-based cost of revenue consists of direct costs related to payment processing services, and employee expenses. Hardware and other cost of revenue consists of costs associated with our hardware solutions, expenses related to implementation services provided to customers, and employee expenses.
Inventories expensed during fiscal the year ended March 31, 2022 in direct cost of revenues amount to $35,832 (2021 – $17,234).